UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite 370, Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Ligand Royalty Agreement Amendment

In 2017, Elutia Med LLC (“Elutia Med”), a wholly owned subsidiary of Elutia Inc. (the “Company” or “Elutia”) and Ligand Pharmaceuticals Incorporated (“Ligand”) entered into that certain royalty agreement dated as of May 31, 2017, as amended effective as of January 10, 2024 (the “Royalty Agreement”). The Royalty Agreement requires Elutia Med to pay Ligand 5.0% of future sales of the CanGaroo, ProxiCor, Tyke and VasCure products, and substantially similar products, such as EluPro, through May 31, 2027, subject to annual minimum payments of $4.4 million. Furthermore, a $5.0 million payment will be due if cumulative sales exceed $300 million or the assets related to CanGaroo and any substantially similar products undergo a change of control during the ten-year term of the agreement, which expires on May 31, 2027.

On May 8, 2025, the Company, Elutia Med and Ligand entered into a subscription agreement and amendment no. 2 (the “Ligand Amendment”) to the Royalty Agreement. The Ligand Amendment provides that $2.2 million in outstanding royalty obligations owed by Elutia Med to Ligand under the Royalty Agreement will be satisfied by the issuance of 1,105,528 shares of Elutia’s Class A Common Stock (the “Shares”) to Ligand in a transaction registered with the U.S. Securities and Exchange Commission (the “SEC”). The royalty obligations being satisfied through the issuance of Shares consist of all unpaid and accrued royalty payments under the Royalty Agreement as of May 8, 2025, the date of execution of the Ligand Amendment, including monthly royalties, minimum quarterly royalties and minimum annual royalties, all as such terms are defined in the Royalty Agreement. Such obligations would otherwise have had to been paid in cash.

The number of Shares issued was determined by dividing royalty obligations of $2.2 million by $1.99, which is the average Nasdaq Official Closing Price of the Shares (as reflected on Nasdaq.com) for the five trading days immediately preceding May 8, 2025, the day the Ligand Amendment was executed. The Ligand Amendment does not amend, modify or otherwise affect Elutia Med’s royalty obligations under the Royalty Agreement with respect to the fiscal quarters ending June 30, 2025 and thereafter.

The Shares were offered by the Company pursuant to a prospectus supplement to the registration statement on Form S-3 (File No. 333-285870) originally filed on March 18, 2025, with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), and declared effective on April 7, 2025.

The foregoing description of the material terms of the Ligand Amendment is not complete and is qualified in its entirety by reference to the full text of the Ligand Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

The legal opinion, including the related consent, of Kilpatrick Townsend & Stockton LLP relating to the legality of the issuance and sale of Shares is filed as Exhibit 5.1 to this Current Report.

SWK Facility Amendment

On May 7, 2025, the Company entered into a Fourth Amendment (the “SWK Amendment”) to that certain Credit Agreement, dated as of August 10, 2022, by and among the Company, as Borrower, SWK Funding LLC, as Agent, and the lenders from time to time party thereto (the “Lenders”) (as amended and supplemented from time to time, the “SWK Facility”). The SWK Facility provides for a senior secured term loan in an aggregate amount of $25.0 million. The SWK Amendment, among other things: (i) allows for 100% of the interest payment due and owing in May 2025 to be paid in kind, (ii) removed mandatory repayment obligations related to non-ordinary course asset sales (any of such non-ordinary course asset sales to be approved in advance by the Lenders), (iii) allows the Company to request the Lender to advance a new term loan in the amount of up to $5.0 million, which advance will be in the sole and absolute discretion of the Lenders, (iv) fixed the amount of the minimum consolidated unencumbered liquid assets covenant to be at least $8.0 million and (v) provided a pathway for the Company and the Agent to negotiate in good faith modifications to the repayment provisions in the event that there is a material issuance by the Company of subordinated debt or equity interests.

In consideration for the SWK Amendment, the Company has agreed to issue the Lenders 50,000 shares of its Class A Common Stock in a transaction exempt from registration pursuant to Section 4(a)(2) under the Securities Act as a transaction by an issuer not involving a public offering and/or Regulation D promulgated thereunder.

The foregoing description of the material terms of the SWK Amendment is not complete and is qualified in its entirety by reference to the full text of the SWK Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2025, the Company issued a press release announcing its results for the first quarter ended March 31, 2025. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K under the heading “SWK Facility Amendment” is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

5.1	Opinion of Kilpatrick Townsend & Stockton LLP

23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

99.1	Press Release of Elutia Inc., dated May 8, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.
(Registrant)

Date: May 8, 2025	By:	/s/ Jeffrey Hamet
Jeffrey Hamet
Senior Vice President of Finance